                         KEY AUTO FINANCE TRUST 1997-2
            MONTHLY STATEMENT TO NOTEHOLDERS AND CERTIFICATEHOLDERS
                          Servicer: Key Bank USA, N.A.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware


Collection Period:   December 1, 1997 to December 31, 1997
Distribution Date:   January 15, 1998


Statement for Class A, Class B and Class C Noteholders and Certificateholders                           Per $1,000 of Original
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                            Class A/B/C Note Amount
                                                                                                         or Certificate Amount
                                                                                                   -------------------------------

(i)  Principal Distribution
          Class A-1 Note  Amount                                                         39,421,697.65                 147.0958868
          Class A-2 Note  Amount                                                                  0.00                   0.0000000
          Class A-3 Note  Amount                                                                  0.00                   0.0000000
          Class A-4 Note  Amount                                                                  0.00                   0.0000000
          Class A-5 Note  Amount                                                                  0.00                   0.0000000
          Class A-P Note  Amount                                                                  0.00                   0.0000000
          Class B  Note  Amount                                                                   0.00                   0.0000000
          Class C  Note  Amount                                                                   0.00                   0.0000000
          Certificates  Amount                                                                    0.00                   0.0000000


(ii)  Interest Distribution
          Class A-1 Note  Amount                                                          1,303,150.00                   4.8625000
          Class A-2 Note  Amount                                                            658,900.00                   4.9916667
          Class A-3 Note  Amount                                                            762,500.00                   5.0833333
          Class A-4 Note  Amount                                                            758,500.00                   5.1250000
          Class A-5 Note  Amount                                                            790,625.00                   5.2083333
          Class A-P Note  Amount                                                            640,625.00                   5.1250000
          Class B  Note  Amount                                                             334,005.00                   5.2500000
          Class C  Note  Amount                                                             134,662.50                   5.5416667
          Certificates  Amount                                                              115,920.00                   6.7083333


(iii)    Total Pool Balance of Notes and Certificates (end of Collection Period)      1,040,578,302.35


(iv)    Class A-1 Notes Balance (end of Collection Period)                              228,578,302.35
        Class A-1 Pool Factor (end of Collection Period)                                                                 0.8529041
        Class A-2 Notes Balance (end of Collection Period)                              132,000,000.00
        Class A-2 Pool Factor (end of Collection Period)                                                                 1.0000000
        Class A-3 Notes Balance (end of Collection Period)                              150,000,000.00
        Class A-3 Pool Factor (end of Collection Period)                                                                 1.0000000
        Class A-4 Notes Balance (end of Collection Period)                              148,000,000.00
        Class A-4 Pool Factor (end of Collection Period)                                                                 1.0000000


                         KEY AUTO FINANCE TRUST 1997-2
            MONTHLY STATEMENT TO NOTEHOLDERS AND CERTIFICATEHOLDERS
                          Servicer: Key Bank USA, N.A.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware


Collection Period:   December 1, 1997 to December 31, 1997
Distribution Date:   January 15, 1998


Statement for Class A, Class B and Class C Noteholders and Certificateholders                           Per $1,000 of Original
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                            Class A/B/C Note Amount
                                                                                                         or Certificate Amount
                                                                                                   -------------------------------




        Class A-5 Notes Balance (end of Collection Period)                              151,800,000.00
        Class A-5 Pool Factor (end of Collection Period)                                                                 1.0000000
        Class A-P Notes Balance (end of Collection Period)                              125,000,000.00
        Class A-P Pool Factor (end of Collection Period)                                                                 1.0000000
        Class B Notes Balance (end of Collection Period)                                 63,620,000.00
        Class B Pool Factor (end of Collection Period)                                                                   1.0000000
        Class C Notes Balance (end of Collection Period)                                 24,300,000.00
        Class C Pool Factor (end of Collection Period)                                                                   1.0000000
        Certificates Balance (end of Collection Period)                                  17,280,000.00
        Certificates Pool Factor (end of Collection Period)                                                              1.0000000


(v)     Basic Servicing Fee                                                                 871,637.63                   0.8333333


(vi)    Aggregate Realized Losses                                                            77,264.93
        Aggregate Net Losses                                                                 69,205.38


(vii)   Reserve Account Balance after Giving Effect to Payments                          40,469,730.77
        Made on Distribution Date
        Specified Reserve Account Balance after Giving Effect to Payments                40,469,730.77
        Made on Distribution Date
        Distribution to Seller from Reserve Account                                               0.00
        Draws on Reserve Account                                                                  0.00
        Deposits to Reserve Account                                                               0.00
        Class C Reserve Account Balance after Giving Effect to Payments                   5,229,826.00
        Made on Distribution Date
        Specified Class C Reserve Account Balance after Giving Effect to                  5,229,826.00
        Payments Made on Distribution Date
        Distribution to Seller from Class C Reserve Account                                       0.00
        Draws on Class C Reserve Account                                                          0.00
        Deposits to Class C Reserve Account                                                       0.00


(viii)   Class A-1 Notes Interest Carryover Shortfall                                             0.00                   0.0000000
         Class A-2 Notes Interest Carryover Shortfall                                             0.00                   0.0000000
         Class A-3 Notes Interest Carryover Shortfall                                             0.00                   0.0000000
         Class A-4 Notes Interest Carryover Shortfall                                             0.00                   0.0000000

         Class A-5 Notes Interest Carryover Shortfall                                             0.00                   0.0000000
         Class A-P Notes Interest Carryover Shortfall                                             0.00                   0.0000000
         Class B Notes Interest Carryover Shortfall                                               0.00                   0.0000000
         Class C Notes Interest Carryover Shortfall                                               0.00                   0.0000000
         Certificates Interest Carryover Shortfall                                                0.00                   0.0000000


                         KEY AUTO FINANCE TRUST 1997-2
            MONTHLY STATEMENT TO NOTEHOLDERS AND CERTIFICATEHOLDERS
                          Servicer: Key Bank USA, N.A.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware


Collection Period:   December 1, 1997 to December 31, 1997
Distribution Date:   January 15, 1998


Statement for Class A, Class B and Class C Noteholders and Certificateholders                           Per $1,000 of Original
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                            Class A/B/C Note Amount
                                                                                                         or Certificate Amount
                                                                                                   -------------------------------

         Class A-1 Notes Principal Carryover Shortfall                                            0.00                   0.0000000
         Class A-2 Notes Principal Carryover Shortfall                                            0.00                   0.0000000
         Class A-3 Notes Principal Carryover Shortfall                                            0.00                   0.0000000
         Class A-4 Notes Principal Carryover Shortfall                                            0.00                   0.0000000
         Class A-5 Notes Principal Carryover Shortfall                                            0.00                   0.0000000
         Class A-P Notes Principal Carryover Shortfall                                            0.00                   0.0000000
         Class B Notes Principal Carryover Shortfall                                              0.00                   0.0000000
         Class C Notes Principal Carryover Shortfall                                              0.00                   0.0000000
         Certificates Principal Carryover Shortfall                                               0.00                   0.0000000


(ix)   Additional Principal Distributable Amount                                          5,199,806.01


(x)    Aggregate Purchase Amount of Receivables Repurchased by the                           12,683.55
       Seller or purchased by Servicer


(xi)   Delinquent Contracts
                                                                                               Number                   Balance
                                                                                 ---------------------------------------------------
           30-59 Days                                                                           1379                 15,389,230.79
           60-89 Days                                                                            55                     568,723.39
           90 Days or More                                                                        0                           0.00









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